UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2005

                          BIOACCELERATE HOLDINGS, INC.

               (Exact Name of Registrant as Specified in Charter)

         Nevada                        333-43126                 87-0650219
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                   File Number)          Identification No.)

                712 Fifth Avenue, 19th Floor, New York, N Y 10019
               (Address of principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 897-6849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

(a) The Registrant has commenced a private placement (the "Private Placement") of the Registrant's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), to accredited investors. The Registrant reasonably believes that the securities have been and will be sold in the Private Placement only to "accredited investors," as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The Registrant will use the proceeds of the Private Placement for general working capital and other corporate purposes, including, without limitation, the development of various compounds.

Shares of Series A Preferred Stock are being offered in the Private Placement for $6.00 per share of Series A Preferred Stock. Each share of Series A Preferred Stock may initially convert into four (4) shares of the Registrant's common stock , par value $0.001 per share (the "Common Stock"), which equates to an initial conversion price of $1.50 per share of Common Stock. The shares of Common Stock issued upon conversion of shares of Series A Preferred Stock are hereafter referred to as Conversion Shares.

Also, each purchaser in the Private Placement will receive one (1) warrant (a "Warrant") to acquire one (1) share of Common Stock for every two (2) shares of Common Stock initially underlying the shares of Series A Preferred Stock purchased in the Private Placement. The shares of Common Stock which may be acquired upon exercise of the Warrants are hereafter referred to as the "Warrant Shares." The Warrants are exercisable initially at $2.00 per share of Common Stock, subject to adjustment, and are exercisable for three (3) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least one hundred thousand (100,000) shares per day during such thirty (30) day period (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) and the shares of Common Stock which may be acquired upon exercise of the Warrants are registered at the time under an effective registration statement, whichever is earlier.

The Series A Preferred Stock and Warrants were sold to the investors by the Registrant on the terms and conditions set forth in the Securities Purchase Agreement (the "Agreement"), filed as Exhibit 10.8 to this Current Report, which Agreement is specifically incorporated herein by reference.

The description of the terms of the Warrants set forth here and elsewhere in this Current Report on Form 8-K are qualified in its entirety by reference to the Warrant which is set forth in Exhibit 10.11 to this Current Report on Form 8-K, and specifically incorporated herein by reference.

In addition, each purchaser in the Private Placement will receive four (4) shares of the common stock of Cynat Oncology, Inc. ("Cynat") and four (4) shares of the common stock of Genaderm Inc. ("Genaderm"), being referred to as the "Cynat Shares" and the "Genaderm Shares", respectively, for each share of Series A Preferred Stock acquired by such purchaser in the Private Placement.

On October 7, 2005, the Registrant sold 3,128,769 shares of its Series A Preferred Stock for an aggregate purchase price of $18,772,580, and issued to those investors Warrants to acquire, in the aggregate, 6,257,523 Warrant Shares. The Registrant also delivered 12,515,056 Cynat Shares and 12,515,056 Genaderm Shares, in the aggregate, to those investors. In addition, the Registrant issued 162,755 shares of its Series A Preferred Stock, in the aggregate, to investors to whom it had previously agreed to issue a lesser number of shares of Series A Preferred Stock, in order to give those investors the benefit of the same terms on their investment, as well as Warrants to acquire, in the aggregate, 325,510 Warrant Shares and 651,020 Cynat Shares and 651,020 Genaderm Shares. The aggregate investment by those investors was $976,530. Of the aggregate $19,749,110 invested in the Private Placement to date, $1,978,530 was paid in cash and $17,770,580 was paid through conversion, on a dollar-for-dollar basis, of outstanding indebtedness of the Registrant to investors.

The Registrant has agreed to pay to its placement agent and to any other participating agent a cash fee equal to ten percent (10%) of the aggregate gross proceeds to the Registrant from the sale of Series A Preferred Stock in the Private Placement to investors introduced to the Registrant by the applicable placement agent or participating agent (without duplication of introduction).

In addition, the Registrant has agreed to issue to its placement agent and to any other participating agent a warrant (the "Placement Agent Warrants") to purchase that number of shares of Common Stock (the "Placement Agent Warrant Shares") equal to ten percent (10%) of the number of shares of Common Stock initially issuable upon conversion of the Series A Preferred Stock sold in the Private Placement to investors introduced to the Registrant by the applicable placement agent or participating agent (without duplication of introduction).

No such fee or Placement Agent Warrants are due with respect to certain investors or with respect to the conversion of Series A Preferred Stock or the exercise of Warrants.

The Placement Agent Warrants are initially exercisable at one dollar and fifty cents ($1.50) per share of Common Stock, subject to adjustment, commencing upon the date of issuance and continuing for five (5) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Placement Agent Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least one hundred thousand (100,000) shares per day (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) during such thirty (30) day period and the shares of Common Stock which may be acquired upon exercise of the Placement Agent Warrants are registered at the time under an effective registration statement, whichever is earlier. The Placement Agent Warrants contain a cashless exercise provision. The Placement Agent Warrants are transferable by the Placement Agent or other Participating Agent receiving the same only to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant.

The Registrant also agreed to indemnify the placement agent and participating agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement. The Registrant has also agreed to pay to the placement agent a non-accountable expense allowance (the "Non-Accountable Expense Allowance") equal to 3% of the gross proceeds received by the Registrant from the sale of Series A Preferred Stock to investors (other than investors introduced by management or affiliates of the Registrant or management).

In connection with the Private Placement to date, the Registrant has paid to its placement agent and other participating agents, in the aggregate, cash fees of $196,053, issued Placement Agent Warrants to acquire 130,703 Placement Agent Warrant Shares, and paid to its placement agent the aggregate sum of $58,815.90 for the Non-Accountable Expense Allowance.

The Series A Preferred Stock, the Conversion Shares, the Warrants, the Warrant Shares, the Cynat Shares, the Genaderm Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares are "restricted securities" and, therefore, may be transferred, to the extent permissible, only pursuant to registration or qualification under federal and state securities laws or pursuant to an exemption from registration or qualification. In addition, the Warrants are not transferable in blocks of less than the lesser of (i) one hundred twenty thousand (120,000) Warrants or, if applicable, (ii) the number of Warrants acquired by the applicable purchaser in the Private Placement.

In connection with the Private Placement, the Registrant entered into the BACL Registration Rights Agreement. The descriptions of terms of the BACL Registration Rights Agreement set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the BACL Registration Rights Agreement which is set forth in Exhibit 10.09 to this Current Report on Form 8-K, and which is specifically incorporated herein by reference. The BACL Registration Rights Agreement imposes certain registration obligations upon the Registrant with respect to the shares of Common Stock underlying the Series A Convertible Preferred Stock acquired in the Private Placement by each investor who executed and delivered to the Registrant the Securities Purchase Agreement. The Registration Rights Agreement also grants registration rights in favor of such investors with respect to the shares of Common Stock underlying Warrants received by them in the Private Placement. Placement agents and participating agents who execute and deliver the Registration Rights Agreement to the Registrant have similar rights with respect to the shares of Common Stock underlying Placement Agent Warrants. The shares with respect to which the Registration Rights Agreement grants such rights are referred to as "Registrable Securities", and shall continue to be Registrable Securities until those shares have either been effectively registered under the Act and disposed of in accordance with a registration statement covering them,
(y) have been sold to the public pursuant to Rule 144 or by similar provision under the Act, or (z) are eligible for resale under Rule 144(k) or by similar provision under the Act without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

Pursuant to the Registration Rights Agreement, the Registrant is required to use its reasonable best efforts to accomplish the following:

(x) prepare and file a registration statement covering the Common Shares and the Warrant Shares (a "Required Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") by the date (the "Required Filing Date") which is not more than sixty (60) days after the first date to occur (the "Commencement Date") of the following dates: the Final Closing Date (as such term is defined in the Securities Purchase Agreement) or the termination of the Offering, if there is no Final Closing Date; and

(y) cause either of the following (the "Effectiveness Actions") to occur by a date (the "Required Effectiveness Date") which is not more than ninety (90) days after the Commencement Date: (A) cause the SEC to declare the Required Registration Statement to be effective or (B) cause the SEC to communicate to the Registrant, orally or in writing, that the Required Registration Statement will not be reviewed or that the Commission has no further comments thereupon, whereupon the Registrant shall cause the Required Registration Statement to be effective.

Pursuant to the Registration Rights Agreement, the failure to file or become effective within the applicable time period shall be deemed to be a "Non-Registration Event". For each thirty (30) day period during the pendency of any such Non-Registration Event, the Registrant shall deliver to each investor in the Private Placement, as liquidated damages, an amount equal to one percent (1.0%) of the aggregate purchase price paid by such investor for shares of Series A Preferred Stock in the Offering, with such payment being pro-rated for any Non-Registration Event of less than thirty (30) days, subject to the maximum penalty of 18.5% of the gross proceeds. Each such payment is hereinafter referred to as a "Non-Registration Event Penalty Payment". Notwithstanding the foregoing, in no event shall the Registrant be obligated to pay more than one Non-Registration Event Penalty Payment to the same Purchaser in respect of a substantively concurrent failure to perform. The Registrant, at its sole discretion, shall pay the Non-Registration Event Penalty Payment to all holders in cash or in shares of its Common Stock.

The Registrant agreed to use its reasonable best efforts to keep such Required Registration Statement continuously effective (the "Effective Period") for a period of two years after the Required Registration Statement first becomes effective plus whatever period of time as shall equal any period, if any, during such two year period in which the Registrant was not current with its reporting requirements under the Exchange Act. To the extent the Registrable Securities are not sold under the Required Registration Statement, the investors in the Private Placement shall have the following registration rights pursuant to the Registration Rights Agreement:

If the Registrant is eligible to use Form S-3 under the Act (or any similar successor form) and shall receive from the holders of the Common Shares and any permitted transferees (the "S-3 Initiating Holders") a written request that the Registrant effect a registration on such Form S-3 pursuant to Rule 415 of the Act and any related qualification or compliance with respect to all or part of the Registrable Securities owned by the S-3 Initiating Holders (provided, that the S-3 Initiating Holders registering Registrable Securities in such registration (together with all other holders of Registrable Securities to be included in such registration) propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of no less than the lesser of $5,000,000 or the remaining Registrable Securities), the Company shall (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Registrable Securities; and (ii) as soon as practicable, use reasonable best efforts to file and effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder in the group of holders joining in such request as is specified in a written request given within fifteen (15) days after the holder's receipt of such written notice from the Registrant.

In addition, for so long as the Registration Rights Agreement shall be applicable, whenever the Registrant proposes to register any of its securities under the Securities Act (other than pursuant to any of the registration rights described above, or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Registrant will give prompt written notice (but in no event less than twenty five (25) days before the anticipated filing date) to all holders of Registrable Securities, and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request. The Registrant will include in such registration all Registrable Securities with respect to which the Registrant has received written requests for inclusion therein within fifteen (15) days after the holders' receipt of the Registrant's notice. The Registrant shall use all reasonable efforts to cause the managing underwriter of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The performance of these registration rights is subject to customary investor representations and warranties, customary indemnifications by investors, customary allocations of fees and expenses and, where applicable, customary cutback and blackout provisions.

In connection with the Private Placement, the Registrant entered into the Cynat and Genaderm Registration Rights Agreement. The descriptions of terms of the Cynat and Genaderm Registration Rights Agreement set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Cynat and Genaderm Registration Rights Agreement which is filed as Exhibit
10.10 to this Current Report on Form 8-K, and which is specifically incorporated herein by reference. The Cynat and Genaderm Registration Rights Agreement imposes certain registration obligations upon the Registrant with respect to the Cynat Shares and the Genaderm Shares, respectively, acquired in the Private Placement by each investor who executed and delivered to the Registrant the Securities Purchase Agreement. The Cynat Shares and the Genaderm Shares with respect to which the Registration Rights Agreement grants such rights are referred to as "Cynat Registrable Shares" and the "Genaderm Registrable Shares", respectively, and shall continue to be Cyant Registrable Shares or Genaderm Registrable Shares, as the case may be, until those shares have either been effectively registered under the Act and disposed of in accordance with a registration statement covering them, (y) have been sold to the public pursuant to Rule 144 or by similar provision under the Act, or (z) are eligible for resale under Rule 144(k) or by similar provision under the Act without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

Pursuant to the Cynat and Genaderm Registration Rights Agreement, the Registrant is required to use its reasonable best efforts to cause Cynat and Genaderm to accomplish the following:

(x) prepare and file a registration statement covering the Cynat Registrable Shares and the Genaderm Registrable Shares with the SEC by the date (the "Cynat and Genaderm Required Filing Date") which is not more than one hundred twenty
(120) days after the first date to occur (the "Commencement Date") of the following dates: the Final Closing Date (as such term is defined in the Securities Purchase Agreement) or the termination of the Offering, if there is no Final Closing Date (it being understood that Cynat shall prepare and file the required registration statement with respect to Cynat Registrable Shares (the "Cynat Required Registration Statement), and that Genaderm shall prepare and file the required registration statement with respect to Genaderm Registrable Shares (the "Genaderm Required Registration Statement"); and

(y) cause either of the following (the "Effectiveness Actions") to occur by a date (the "Cynat and Genaderm Required Effectiveness Date") which is not more than ninety (90) days after the Commencement Date: (A) cause the SEC to declare the Cynat Required Registration Statement and the Genaderm Required Registration Statement to be effective or (B) cause the SEC to communicate to Cynat or Genaderm, whichever is applicable, orally or in writing, that the Cynat Required Registration Statement and the Genaderm Required Registration Statement will not be reviewed or that the Commission has no further comments thereupon, whereupon the Registrant shall use its reasonable best efforts to cause Cynat and Genaderm, as applicable, to cause the Cynat Required Registration Statement and Genaderm Required Registration Statement to be effective.

The Registrant agreed to use its reasonable best efforts to cause Cynat and Genaderm to keep such Cynat Required Registration Statement and Genaderm Required Registration Statement continuously effective (the "Effective Period") for a period of two years after the Cynat Required Registration Statement and Genaderm Required Registration Statement first becomes effective plus whatever period of time as shall equal any period, if any, during such two year period in which Cynat or Genaderm, as applicable, was not current with its reporting requirements under the Exchange Act.

To the extent the Cynat Registrable Shares or the Genaderm Registrable Shares are not sold under the Cynat Required Registration Statement or the Genaderm Required Registration Statement, the investors in the Private Placement shall have registration rights with respect to their Cynat Registrable Shares and their Genaderm Registrable Shares, pursuant to the Cynat and Genaderm Registration Rights Agreement, substantially similar to the Form S-3 registration rights and the piggyback registration rights of investors in respect of the BACL Registration Rights Agreement.

The terms of the Series A Preferred Stock have been set forth in the Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant (the "Certificate of Designations") which has been filed with the Secretary of State of Nevada. The Certificate of Designations is filed as Exhibit 10.12 to this Current Report on Form 8-K, and is specifically incorporated herein by reference.

The descriptions of terms of the Series A Preferred Stock here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Certificate of Designations.

Each share of Series A Preferred Stock shall carry a cumulative dividend at a rate of six per cent (6%) per annum, payable out of funds legally available therefor, prior and in preference to the payment of all other dividends on the Registrant's Common Stock or junior equity securities, quarterly in arrears (with the first payment on December 31, 2005) in cash or shares of the Company's Common Stock, at the Registrant's option, whether or not declared by the Board of Directors. The shares of the Registrant's Common Stock issued in payment of the dividend hereunder shall be valued at the twenty (20) trading day trailing average market price of the Common Stock as of the date five (5) days prior to the dividend payment date. In the event that the shares of Common Stock issued in payment of dividends payable more than one hundred eighty (180) days after the issuance of the Series A Preferred Stock to which such dividends relate are not then registered under an effective registration statement, the Company shall only pay such dividends in cash.

In the event of any liquidation or winding up of the Company, before any distribution of assets to the holders of Junior Securities, the holder of each share of Series A Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its stockholders a per share amount equal to the original issue price per share of Series A Preferred Stock ($6.00 per share), as adjusted for stock splits, dividends, combinations or other recapitalization of the Series A Preferred Stock) plus any declared and unpaid dividends thereon (the "Liquidation Preference"). Upon the completion of all required distribution to any other class or series of Senior Securities, if assets remain in the Company, the remaining assets of the Company available for distribution to stockholders shall be distributed among the holders of shares of any other series of preferred stock in accordance with their respective terms, then to the holders of Common Stock pro rata based on the number of shares of the Common Stock actually outstanding and held by holders of shares of Common Stock. Notwithstanding the foregoing, if the holders of the Series A Preferred Stock would receive on an as-converted basis an amount greater than the Liquidation Preference, such holders shall be entitled to receive such greater amount.

Each holder of Series A Preferred Stock has the right to convert such shares, at any time, into a number of shares of Common Stock equal to the original issue purchase price ($6.00 per share) divided by the conversion price (initially $1.50 per share) (an "Optional Conversion"). Alternatively, a Series A Preferred Stock will automatically convert into Common Stock calculated in the same manner as an Optional Conversion upon the earliest to occur of the following dates (an "Automatic Conversion"): (i) the date, at any time after the one year anniversary of the issuance date, upon which both (x) the average of the market price for a share of Common Stock for a period of at least thirty (30) consecutive trading days exceeds three hundred percent (300%) of the then-applicable conversion price and (y) the average of the trading volume for the Common Stock during such period exceeds 100,000 shares per day (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) shares per trading day; (ii) upon the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock; or (iii) immediately prior to the closing of an underwritten public offering of the Registrant's Common Stock for aggregate gross proceeds to the Registrant of not less than one hundred million dollars ($100,000,000) if the public offering price of the Registrant's Common Stock is at least two (2) times the then-applicable conversion price and the shares of Common Stock issued in exchange for each share of the Registrant's Series A Preferred Stock so converted are registered at the time of such conversion under an effective registration statement. The terms "market price" and "trading day" are defined in the Certificate of Designations.

The number and kind of securities issuable upon the conversion of the Series A Preferred Stock and the conversion price shall be adjusted appropriately in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events. In addition, the conversion price shall be subject to appropriate adjustment, on a weighted average basis, in the event that the Registrant issues, or is deemed to issue under the applicable provisions of the Certificate of Designations, additional shares of Common Stock at a purchase price less than the then-effective conversion price, except for certain issuances excluded from any such calculation.

The Series A Preferred Stock will vote together with the Common Stock and not as a separate class except as specifically provided in the Certificate of Designations or as otherwise required by law. Each holder of outstanding shares of Series A Preferred Stock shall have a number of votes equal to the number of whole shares of Common Stock into which the Series A Preferred Stock would convert as of the applicable record date at each meeting of stockholders of the Registrant.

So long as the Series A Preferred Stock is outstanding, the Registrant will not do any of the following without the consent of at least a majority in interest of the Series A Preferred Stock voting as a separate group: (a) authorize, issue or agree to authorize or issue any new class or series of senior equity securities or parity equity securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such senior equity securities or parity equity securities, or offer, sell or issue any senior equity securities or parity equity securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such senior equity securities or parity equity securities; (b) purchase, repurchase or redeem shares of (i) Common Stock, (ii) securities or rights of any kind convertible into or exercisable or exchangeable for Common Stock or (iii) other securities of the Company, (except in the case of a termination of an employee, at which the Company may repurchase or redeem such shares of Common Stock at cost and pursuant to any agreement under which such shares of Common Stock were issued);
(c) increase the authorized number of shares of Series A Preferred Stock, or (d) amend the Certificate of Incorporation or Bylaws of the Registrant or alter or change the rights, preferences or privileges of the Series A Preferred Stock or any parity equity securities or senior equity securities in each case so as to affect adversely the rights, preferences or privileges of the Series A Preferred Stock.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 Unregistered Sales of Equity Securities.

(a) The Registrant has commenced a private placement (the "Private Placement") of the Registrant's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), to accredited investors. The Registrant reasonably believes that the securities have been and will be sold in the Private Placement only to "accredited investors," as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The Registrant will use the proceeds of the Private Placement for general working capital and other corporate purposes, including, without limitation, the development of various compounds.

Shares of Series A Preferred Stock are being offered in the Private Placement for $6.00 per share of Series A Preferred Stock. Each share of Series A Preferred Stock may initially convert into four (4) shares of the Registrant's common stock , par value $0.001 per share (the "Common Stock"), which equates to an initial conversion price of $1.50 per share of Common Stock. The shares of Common Stock issued upon conversion of shares of Series A Preferred Stock are hereafter referred to as Conversion Shares.

Also, each purchaser in the Private Placement will receive one (1) warrant (a "Warrant") to acquire one (1) share of Common Stock for every two (2) shares of Common Stock initially underlying the shares of Series A Preferred Stock purchased in the Private Placement. The shares of Common Stock which may be acquired upon exercise of the Warrants are hereafter referred to as the "Warrant Shares." The Warrants are exercisable initially at $2.00 per share of Common Stock, subject to adjustment, and are exercisable for three (3) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least one hundred thousand (100,000) shares per day during such thirty (30) day period (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events). and the shares of Common Stock which may be acquired upon exercise of the Warrants are registered at the time under an effective registration statement, whichever is earlier.

The Series A Preferred Stock and Warrants were sold to the investors by the Registrant on the terms and conditions set forth in the Securities Purchase Agreement (the "Agreement"). The descriptions of terms of the Agreement set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Agreement, which is filed as Exhibit 10.8 to this Current Report, and which Agreement is specifically incorporated herein by reference.

The terms and conditions of the Warrants are set forth in the Warrant filed as
Exhibit 10.11 to this Current Report on Form 8-K and specifically incorporated herein by reference. The descriptions of the terms of the Warrant set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Warrant.

In addition, each purchaser in the Private Placement will receive four (4) shares of the common stock of Cynat Oncology, Inc. ("Cynat") and four (4) shares of the common stock of Genaderm Inc. ("Genaderm"), being referred to as the "Cynat Shares" and the "Genaderm Shares", respectively, for each share of Series A Preferred Stock acquired by such purchaser in the Private Placement.

On October 7, 2005, the Registrant sold 3,128,769 shares of its Series A Preferred Stock for an aggregate purchase price of $18,772,580 in the aggregate, and issued to those investors Warrants to acquire, in the aggregate, 6,257,523 Warrant Shares. The Registrant also delivered 12,515,056 Cynat Shares and 12,515,056 Genaderm Shares, in the aggregate, to those investors. In addition, the Registrant issued 162,755 shares of its Series A Preferred Stock, in the aggregate, to investors to whom it had previously agreed to issue a lesser number of shares of Series A Preferred Stock, in order to give those investors the benefit of the same terms on their investment, as well as Warrants to acquire, in the aggregate, 325,510 Warrant Shares and 651,020 Cynat Shares and 651,020 Genaderm Shares. The aggregate investment by those investors was $976,530. Of the aggregate $19,749,110 invested in the Private Placement to date, $1,978,530 was paid with cash and $17,770,580 was paid through conversion, on a dollar-for-dollar basis, of outstanding indebtedness of the Registrant to investors.

(c) The Registrant has commenced a private placement (the "Private Placement") of the Registrant's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), to accredited investors. The Registrant reasonably believes that the securities have been and will be sold in the Private Placement only to "accredited investors," as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The Registrant will use the proceeds of the Private Placement for general working capital and other corporate purposes, including, without limitation, the development of various compounds.

Shares of Series A Preferred Stock are being offered in the Private Placement for $6.00 per share of Series A Preferred Stock. Each share of Series A Preferred Stock may initially convert into four (4) shares of the Registrant's common stock , par value $0.001 per share (the "Common Stock"), which equates to an initial conversion price of $1.50 per share of Common Stock. The shares of Common Stock issued upon conversion of shares of Series A Preferred Stock are hereafter referred to as Conversion Shares.

Also, each purchaser in the Private Placement will receive one (1) warrant (a "Warrant") to acquire one (1) share of Common Stock for every two (2) shares of Common Stock initially underlying the shares of Series A Preferred Stock purchased in the Private Placement. The shares of Common Stock which may be acquired upon exercise of the Warrants are hereafter referred to as the "Warrant Shares." The Warrants are exercisable initially at $2.00 per share of Common Stock, subject to adjustment, and are exercisable for three (3) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least one hundred thousand (100,000) shares per day during such thirty (30) day period (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) and the shares of Common Stock which may be acquired upon exercise of the Warrants are registered at the time under an effective registration statement, whichever is earlier.

The Series A Preferred Stock and Warrants were sold to the investors by the Registrant on the terms and conditions set forth in the Securities Purchase Agreement (the "Agreement"). The descriptions of terms of the Agreement set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Agreement, which is filed as Exhibit 10.8 to this Current Report, and which Agreement is specifically incorporated herein by reference.

The terms and conditions of the Warrants are set forth in Exhibit 10.11 to this Current Report on Form 8-K, and specifically incorporated herein by reference. The descriptions of terms of the Warrant set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Warrant.

In addition, each purchaser in the Private Placement will receive four (4) shares of the common stock of Cynat Oncology, Inc. ("Cynat") and four (4) shares of the common stock of Genaderm Inc. ("Genaderm"), being referred to as the "Cynat Shares" and the "Genaderm Shares", respectively, for each share of Series A Preferred Stock acquired by such purchaser in the Private Placement.

On October 7, 2005, the Registrant sold 3,128,769 shares of its Series A Preferred Stock for an aggregate purchase price of $18,772,580 in the aggregate, and issued to those investors Warrants to acquire, in the aggregate, 6,257,523 Warrant Shares. The Registrant also delivered 12,515,056 Cynat Shares and 12,515,056 Genaderm Shares, in the aggregate, to those investors. In addition, the Registrant issued 162,755 shares of its Series A Preferred Stock, in the aggregate, to investors to whom it had previously agreed to issue a lesser number of shares of Series A Preferred Stock, in order to give those investors the benefit of the same terms on their investment, as well as Warrants to acquire, in the aggregate, 325,510 Warrant Shares and 651,020 Cynat Shares and 651,020 Genaderm Shares. The aggregate investment by those investors was $976,530. Of the aggregate $19,749,110 invested in the Private Placement to date, $1,978,530 was paid with cash and $17,770,580 was paid through conversion, on a dollar-for-dollar basis, of outstanding indebtedness of the Registrant to investors.

The Registrant has agreed to pay to its placement agent and to any other participating agent a cash fee equal to ten percent (10%) of the aggregate gross proceeds to the Registrant from the sale of Series A Preferred Stock in the Private Placement to investors introduced to the Registrant by the applicable placement agent or participating agent (without duplication of introduction).

In addition, the Registrant has agreed to issue to its placement agent and to any other participating agent a warrant (the "Placement Agent Warrants") to purchase that number of shares of Common Stock (the "Placement Agent Warrant Shares") equal to ten percent (10%) of the number of shares of Common Stock initially issuable upon conversion of the Series A Preferred Stock sold in the Private Placement to investors introduced to the Registrant by the applicable placement agent or participating agent (without duplication of introduction).

No such fee or Placement Agent Warrants are due with respect to certain investors or with respect to the conversion of Series A Preferred Stock or the exercise of Warrants.

The Placement Agent Warrants are initially exercisable at one dollar and fifty cents ($1.50) per share of Common Stock, subject to adjustment, commencing upon the date of issuance and continuing for five (5) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Placement Agent Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least one hundred thousand (100,000) shares per day (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) during such thirty (30) day period and the shares of Common Stock which may be acquired upon exercise of the Placement Agent Warrants are registered at the time under an effective registration statement. The Placement Agent Warrants contain a cashless exercise provision. The Placement Agent Warrants are transferable by the Placement Agent or other Participating Agent receiving the same only to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant.

The Registrant also agreed to indemnify the placement agent and participating agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement. The Registrant has also agreed to pay to the placement agent a non-accountable expense allowance (the "Non-Accountable Expense Allowance") equal to 3% of the gross proceeds received by the Registrant from the sale of Series A Preferred Stock to investors (other than investors introduced by management or affiliates of the Registrant or management).

In connection with the Private Placement to date, the Registrant has paid to its placement agent and other participating agents, in the aggregate, cash fees of $196,053, issued Placement Agent Warrants to acquire 130,703 Placement Agent Warrant Shares, and paid to its placement agent the aggregate sum of $58,815.90 for the Non-Accountable Expense Allowance.

(d) The sales of securities at the closing were made by the Registrant in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Section 4(2) of the Act and/or Rule 506 under Regulation D promulgated pursuant to the Act. The Registrant reasonably believes that the securities were sold only to "accredited investors", as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act, without general solicitation or general advertising, and with limitations on resale in accordance with Rule 502(d) under Regulation D promulgated pursuant to the Act, and intends to file the necessary notice of sales pursuant to Rule 503 under Regulation D promulgated pursuant to the Act within the time period required thereby. In any case, the Registrant reasonably believes that the securities were sold to no more than thirty-five (35) purchasers of securities from the Registrant, as such number of purchasers is calculated pursuant to Rule 501(e) under Regulation D promulgated pursuant to the Act (excluding, among other things, accredited investors, as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act).

(e) The Warrants are exercisable initially at $2.00 per share of Series A Preferred Stock, subject to adjustment, and are exercisable for a period of three (3) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least one hundred thousand (100,000) shares per day during such thirty (30) day period (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) and the shares of Common Stock which may be acquired upon exercise of the Warrants are registered at the time under an effective registration statement. The terms and conditions of the Warrants are set forth in Warrant filed as Exhibit 10.11 to this Current Report on Form 8-K, which is specifically incorporated herein by reference. The descriptions of the terms and conditions of the Warrants set forth here and elsewhere in this Current Report on Form 8-K are qualified in their entirety by reference to the Warrant. The Placement Agent Warrants are initially exercisable at $1.50 per share of Common Stock, subject to adjustment, commencing upon the date of issuance and continuing for five (5) years after issuance or until the market price of the Common Stock has been at least three hundred percent (300%) of the then applicable exercise price of the Placement Agent Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) and the shares of Common Stock which may be acquired upon exercise of the Placement Agent Warrants are registered at the time under an effective registration statement. The Placement Agent Warrants shall be transferable by the placement agent only to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant. The Placement Agent Warrant includes a "cashless exercise" provision.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

10.8 Securities Purchase Agreement

10.9 BACL Registration Rights Agreement

10.10 Cynat and Genaderm Registration Rights Agreement

10.11 Investor Warrant

10.12 Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

                         [Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Bioaccelerate Holdings, Inc.

                        By:  /s/ Linden Boyne
                        ---------------------------------
                        Linden Boyne
                        Chief Financial Officer

                        Date: October 14,  2005

                                  EXHIBIT INDEX

Exhibit                                     Description
-------                                     -----------

10.8              Securities Purchase Agreement
10.9              BACL Registration Rights Agreement
10.10             Cynat and Genaderm Registration Rights Agreement
10.11             Investor Warrant
10.12             Restated Certificate of Designations,
                  Preferences and Rights of Series A Convertible Preferred
                  Shares